ANNUAL REPORT
                                 JUNE 30, 2000

                             (EASTCLIFF FUNDS LOGO)

                          Eastcliff Total Return Fund

                             Eastcliff Growth Fund

                               Eastcliff Emerging
                                  Growth Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

                                Eastcliff Total
                                  Return Fund

                                                                   July 28, 2000

Dear Shareholder:

  The Eastcliff Total Return Fund performed well over the fiscal year ending June 30, 2000. The Fund gained 20.8% compared to the S&P 500 Index, which was up 7.2% for the same period. Equities (excluding cash) were up 23.4% for this same period. The average annual compounded rate of return of the Fund for the five and ten years ending June 30th was 25.8% and 17.3% respectively.

  During the latter half of this fiscal year (March - June), equity investors faced a declining market. Tightening monetary policy by the Federal Reserve Board and the bursting of a speculative bubble in technology stocks sparked the pullback among the major U.S. equity indexes. The market continues to be narrowly focused therefore careful stock selection remains the key ingredient to outperforming the benchmark S&P 500 Index.

  The three top performing holdings in your Fund over the past twelve months were: Intel Corp., Nokia Corp. ADR, and Cisco Systems. These stocks encompass the areas of semiconductors, wireless equipment and networking (Internet infrastructure). New stocks added include: EMC Corp. (data storage), Sun Microsystems (computer networking), Viacom (entertainment/multi-media), and Pharmacia (medical/drugs).

  The asset allocation as of June 30, 2000 was 96% equities and 4% temporary cash reserves. There appears to be evidence that the U.S. economy is slowing which may put an end to interest rate increases by the Federal Reserve. I will focus on the fundamentals of companies to see which ones can perform in a potentially slower U.S. economy. This implies market leaders; no second tier companies. Although prices of leading companies may go down due to market volatility, they will be the leaders and come back faster when the market rebounds.

  As of July 27, 2000 our Board of Directors declared a distribution of $0.02465 per share from net short-term gains and a distribution of $2.2683 per share from net long-term capital gains, payable July 28, 2000, to shareholders of record on July 26, 2000.

  In closing, I would like to thank you for investing in the Eastcliff Total Return Fund.

                                    Sincerely,

                                    /s/ Patrice J. Neverett

                                    Patrice J. Neverett
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          Eastcliff Total Return Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2000

  During the period from June 30, 1999 - December 31, 1999, the U.S. equity markets reached new heights. The NASDAQ ended the year up 86% while the S&P 500 was up 21%.

  During the First Quarter of 2000 investors faced a steadily declining market coupled with intense volatility. The tech-heavy NASDAQ Composite Index reached a high of 5048 on March 10, 2000, and closed below the 4000 level on June 30, 2000, a 20% decline. The blue chip Dow Jones Industrial Average surged forward as the NASDAQ plummeted but the Dow rally was not sustainable. The 3 top performing sectors during the First Quarter were: Technology, Utilities and Financials. The worst performing sector was Basic Materials.

  The Second Quarter remained exciting and sector rotation continued. The 3 top performing sectors were: Healthcare, Consumer Staples and Utilities. Again, Basic Materials was on the bottom.

  The major averages were negative for the quarter: NASDAQ (-13.27%), Dow Jones Industrial Average (-3.98%) and S&P 500 Index (-2.66%).

  Over the past year, the Fund maintained its industry emphasis in computers and software, communication equipment, pharmaceuticals and electronics.

  Essentially, your Fund out-performed the benchmark S&P 500 Index because of over-weighting those companies we felt were best positioned to participate in the growing economy. The three top-performing holdings in your Fund over the past twelve months were: Intel Corp. (+124.9%), Nokia Corp. ADR (+119.0%), and Cisco Systems (+97.3%). At June 30, 2000, these companies represented 25% of the portfolio.

  Five companies under-performed the Index for the fiscal year ending June 30, 2000. Vodafone Airtouch (+6.6%), Microsoft (-11.3%), IBM (-14.9%), Bristol Myers (-16.0%), and Worldcom (-20%). Collectively, they comprise 18% of the portfolio.

  The objective of the Eastcliff Total Return Fund is to realize a combination of capital appreciation and income resulting in the highest total return, while assuming reasonable risks. In seeking to attain the Total Return Fund's objective, no minimum or maximum percentage of the Fund's assets is required to be invested in a specific asset class. At times, the Fund may be 100% invested in common stocks. During the fiscal year ended June 30, 2000, we maintained an asset allocation approximating 96% common equities and 4% temporary cash reserves.

  The Fund remains dedicated to high quality, first tier, "marquis name" companies. We want to own companies with a significant advantage in the marketplace. We remain optimistic about the market and will cautiously select investments to enhance long-term total return for our shareholders.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         EASTCLIFF TOTAL RETURN FUND, STANDARD & POOR'S 500 STOCK INDEX
                  AND LEHMAN INTERMEDIATE CORPORATE BOND INDEX

                                                           LEHMAN INTERMEDIATE
             EASTCLIFF TOTAL        STANDARD & POOR'S        CORPORATE BOND
    DATE       RETURN FUND         500 STOCK INDEX*<F1>        INDEX**<F2>
    ----       -----------         --------------------        -----------
  9/30/90         10,000                  10,000                 10,000
  9/30/91         12,870                  13,140                 11,390
  9/30/92         14,569                  14,599                 12,837
  9/30/93         16,521                  16,496                 13,889
  9/30/94         16,885                  17,090                 13,653
  6/30/94         16,885                  17,090                 13,653
  6/30/95         18,185                  20,542                 14,950
  6/30/96         22,804                  25,904                 15,742
  6/30/97         29,211                  34,893                 17,018
  6/30/98         38,939                  45,465                 18,464
  6/30/99         47,388                  55,786                 19,240
  6/30/20         57,245                  59,802                 20,053

           Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                   1-Year            5-Year             10-Year
                   +20.8%            +25.8%              +17.3%

  *<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
 **<F2> The Lehman Intermediate Corporate Bond Index includes all Intermediate publicly issued, fixed rate debt issues rated investment grade or higher, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes Bonds with maturities of one to ten years and have outstanding par values of at least $100 million.

                          Eastcliff Total Return Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2000

ASSETS:
   Investments in securities, at value (cost $9,668,222)          $23,541,367
   Cash                                                                 6,667
   Receivable from investments sold                                 2,602,041
   Dividend receivable                                                  4,613
   Interest receivable                                                  2,447
                                                                  -----------
       Total assets                                               $26,157,135
                                                                  -----------
                                                                  -----------

LIABILITIES:
   Payable to brokers for investments purchased                   $ 1,945,792
   Payable to adviser for management fees                              20,285
   Other liabilities                                                    5,251
                                                                  -----------
       Total liabilities                                          $ 1,971,328
                                                                  -----------

NET ASSETS:
   Capital Stock, $0.01 per value; 300,000,000
     shares authorized; 1,025,184 shares outstanding                8,001,492
   Net unrealized appreciation on investments                      13,873,145
   Undistributed net realized gains on investments                  2,311,170
                                                                  -----------
       Net assets                                                  24,185,807
                                                                  -----------
       Total liabilities and net assets                           $26,157,135
                                                                  -----------
                                                                  -----------

CALCULATION OF REDEMPTION PRICE:
   Net asset value and redemption price per share
     ($24,185,807 / 1,025,184 shares outstanding)                 $     23.59
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

                          Eastcliff Total Return Fund
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2000

SHARES OR
PRINCIPAL                                                            MARKET
 AMOUNT                                                 COST          VALUE
 ------                                                 ----          -----
LONG-TERM INVESTMENTS -- 99.1% (A)<F4>

COMMON STOCKS -- 99.1% (A)<F4>

CAPITAL GOODS SECTOR -- 6.1%
----------------------------

            ELECTRICAL EQUIPMENT -- 6.1%
  27,000    General Electric Co.                     $  241,832   $ 1,431,000

COMMUNICATION SERVICES SECTOR -- 9.2%
-------------------------------------

            TELECOMMUNICATION-CELLULAR -- 2.5%
  10,000    Sprint Corp. (PCS Group)*<F3>               560,792       595,000

            TELECOMMUNICATION-LONG DISTANCE -- 6.7%
   6,000    Qwest Communications
              International, Inc.*<F3>                  223,985       298,125
  19,500    Vodafone AirTouch
              PLC SP ADR                                492,843       808,031
  10,000    WorldCom, Inc.*<F3>(formerly
              MCI WorldCom, Inc.)                       252,900       458,750
                                                     ----------   -----------
                                                        969,728     1,564,906

CONSUMER CYCLICALS SECTOR -- 4.4%
---------------------------------

            RETAIL-BUILDING SUPPLIES -- 3.2%
  15,000    The Home Depot, Inc.                        487,475       749,062

            RETAIL-GENERAL MERCHANTS -- 1.2%
   5,000    Wal-Mart Stores, Inc.                       229,175       288,125

CONSUMER STAPLES SECTOR -- 1.6%
-------------------------------

            ENTERTAINMENT -- 1.6%
   5,700    Viacom Inc.*<F3>                            338,807       389,737

FINANCIALS SECTOR -- 5.6%
-------------------------

            INSURANCE-MULTILINE -- 5.6%
  11,250    American International
              Group, Inc.                               273,556     1,321,875

HEALTHCARE SECTOR -- 13.0%
--------------------------

            DIVERSE -- 4.6%
  18,500    Bristol-Myers Squibb Co.                    303,059     1,077,625

            DRUGS MAJOR -- 8.4%
  30,500    Pfizer Inc.                                 203,678     1,464,000
  10,000    Pharmacia Corp.                             522,475       516,875
                                                     ----------   -----------
                                                        726,153     1,980,875

TECHNOLOGY SECTOR -- 59.2%
--------------------------

            COMMUNICATION-EQUIPMENT -- 17.8%
  62,000    Nokia Corp. "A"  ADR                        248,232     3,096,125
  16,000    Nortel Networks Corp.                       968,164     1,092,000
                                                     ----------   -----------
                                                      1,216,396     4,188,125

            COMPUTER HARDWARE -- 13.0%
   5,500    Hewlett-Packard Co.                         504,070       686,813
  10,000    International Business
              Machines Corp.                            199,462     1,095,625
  14,000    Sun Microsystems, Inc.*<F3>                 833,639     1,273,125
                                                     ----------   -----------
                                                      1,537,171     3,055,563

            COMPUTER SOFTWARE/SERVICES -- 3.7%
  10,800    Microsoft Corp.                             153,870       864,000

            COMPUTERS-NETWORKING -- 8.6%
  32,000    Cisco Systems Inc.*<F3>                     440,925     2,034,000

            COMPUTERS-PERIPHERAL -- 5.9%
  18,000    EMC Corp. (Mass.)*<F3>                      818,821     1,384,875

            ELECTRONICS-INSTRUMENTS -- 0.6%
   2,097    Agilent Technologies, Inc.*<F3>             116,950       154,654

            ELECTRONICS-SEMICONDUCTORS -- 9.6%
   7,600    Intel Corp.                                 133,422     1,016,025
  18,000    Texas Instruments Inc.                      910,545     1,236,375
                                                     ----------   -----------
                                                      1,043,967     2,252,400
                                                     ----------   -----------
                Total common stocks                   9,458,677    23,331,822
                                                     ----------   -----------
                Total long-term
                  investments                         9,458,677    23,331,822

SHORT-TERM INVESTMENTS -- 0.9% (A)<F4>
            VARIABLE RATE DEMAND NOTE
$209,545    Firstar Bank U.S.A., N.A.                   209,545       209,545
                                                     ----------   -----------
                Total short-term
                  investments                           209,545       209,545
                                                     ----------   -----------
                Total investments
                  -- 100%                            $9,668,222   $23,541,367
                                                     ----------   -----------
                                                     ----------   -----------

  *<F3>   Non-income producing security.
(a)<F4> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                          Eastcliff Total Return Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2000

INCOME:
   Dividends                                                       $  112,641
   Interest                                                            49,384
                                                                   ----------
       Total income                                                   162,025
                                                                   ----------

EXPENSES:
   Management fees                                                    246,156
   Administrative services                                             48,889
   Professional fees                                                   17,548
   Transfer agent fees                                                 14,771
   Custodian fees                                                       5,822
   Printing and postage expense                                         4,067
   Registration fees                                                    3,618
   Board of Directors fees                                                750
   Other expenses                                                       3,145
                                                                   ----------
       Total expenses before reimbursement                            344,766
   Less expenses assumed by adviser                                   (25,106)
                                                                   ----------
       Net expenses                                                   319,660
                                                                   ----------
NET INVESTMENT LOSS                                                  (157,635)
                                                                   ----------
NET REALIZED GAIN ON INVESTMENTS                                    3,951,623
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                836,763
                                                                   ----------
NET GAIN ON INVESTMENTS                                             4,788,386
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,630,751
                                                                   ----------
                                                                   ----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2000 and June 30, 1999

                                                        2000           1999
                                                      --------       --------
OPERATIONS:
   Net investment (loss) income                    $   (157,635)   $   108,705
   Net realized gain on investments                   3,951,623      3,979,587
   Net increase in unrealized
     appreciation on investments                        836,763        901,682
                                                    -----------    -----------
       Net increase in net assets
         resulting from operations                    4,630,751      4,989,974
                                                    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.02364
     and $0.16696 per share, respectively)              (24,713)      (192,872)
   Distributions from net realized gains ($3.73142
     and $2.35253 per share, respectively)           (3,957,048)    (2,719,992)
                                                    -----------    -----------
       Total distributions                           (3,981,761)*   (2,912,864)
                                                            <F5>
                                                    -----------    -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (23,597 and
     119,629 shares, respectively)                      530,777      2,609,981
   Net asset value of shares issued in
     distributions (180,696 and 120,051
     shares, respectively)                            3,595,034      2,587,962
   Cost of shares redeemed (249,560 and 352,993
     shares, respectively)                           (5,590,580)    (7,727,554)
                                                    -----------    -----------
       Net decrease in net assets derived from
         Fund share activities                       (1,464,769)    (2,529,611)
                                                    -----------    -----------
       TOTAL DECREASE                                  (815,779)      (452,501)
NET ASSETS AT THE BEGINNING OF THE YEAR              25,001,586     25,454,087
                                                    -----------    -----------
NET ASSETS AT THE END OF THE YEAR
   (including undistributed net investment income
     of $0 and $24,705, respectively)               $24,185,807    $25,001,586
                                                    -----------    -----------
                                                    -----------    -----------
*<F5>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                          Eastcliff Total Return Fund
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                                            YEARS ENDED JUNE 30,
                                                                             ---------------------------------------------------
                                                                              2000       1999       1998       1997        1996
                                                                             ------     ------     ------     ------      ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                           $23.36     $21.50     $16.86     $14.62      $11.96
Income from investment operations:
     Net investment (loss) income                                             (0.13)      0.10       0.23       0.23        0.09
     Net realized and unrealized gains on investments                          4.11       4.28       5.19       3.47        2.90
                                                                             ------     ------     ------     ------      ------
Total from investment operations                                               3.98       4.38       5.42       3.70        2.99

Less distributions:
     Dividends from net investment income                                     (0.02)     (0.17)     (0.25)     (0.12)      (0.17)
     Distributions from net realized gains                                    (3.73)     (2.35)     (0.53)     (1.34)      (0.16)
                                                                             ------     ------     ------     ------      ------
Total from distributions                                                      (3.75)     (2.52)     (0.78)     (1.46)      (0.33)
                                                                             ------     ------     ------     ------      ------
Net asset value, end of year                                                 $23.59     $23.36     $21.50     $16.86      $14.62
                                                                             ------     ------     ------     ------      ------
                                                                             ------     ------     ------     ------      ------

TOTAL INVESTMENT RETURN                                                       20.8%      21.7%      33.3%      28.1%       25.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                         24,186     25,002     25,454     21,626      17,799
Ratio of expenses (after reimbursement) to average net assets(a)<F6>           1.3%       1.3%       1.3%       1.3%        1.3%
Ratio of net investment (loss) income to average net assets(b)<F7>            (0.6%)      0.4%       1.2%       1.5%        0.7%
Portfolio turnover rate                                                       46.7%      32.9%      38.4%      58.3%       95.1%

(a)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, as follows: 1.4%, 1.4%, 1.4%, 1.5% and 1.6%, respectively.
(b)<F7> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, as follows: (0.7%), 0.3%, 1.1%, 1.3% and 0.4%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                                   Eastcliff
                                  Growth Fund

                                                                   July 28, 2000

Dear Shareholder:

  The first half of 2000 can be characterized by one word: VOLATILITY. As the year began, the market climbed during January and February with little regard to rising interest rates, slowing economic growth and valuation. This all changed quite dramatically from mid-March through May. From the first quarter highs to the second quarter lows, the major indexes all dropped -- by a minimum of 13% for the S&P 500 to a 40% decline in the NASDAQ Composite. With the possibility that the Federal Reserve has about completed its tightening of interest rates, the market responded with strong performance in the month of June. Sector rotation that investors typically experience over a year or more was condensed into this 90-day period. For example, the Amex Biotech Index plummeted 50% only to rise 85% by quarter end. The CBOE Internet Index fell by 45% only to gain back 35%. Throughout all of this volatility the Eastcliff Growth Fund returned 3.4% for the six months ending June 30, 2000. This is well ahead of the -0.4% return in the S&P 500 Index and in-line with the Russell 1000 Growth's 4.7% upward move.

  Chairman Alan Greenspan and the Federal Reserve have raised interest rates six times over the past year to slow down GDP growth from over 6% to a more sustainable 3-4% level. The result of these interest rate moves is just starting to show up in the economy, with housing starts falling -3.9% in May and job gains in June a modest 11,000 versus over 400,000 in March. The transition to a slower economy will also result in slower profit growth. As the second quarter earnings season begins, there have been a greater number of negative earnings announcements versus the past three reporting periods. In addition, more companies will face tougher revenue and earnings comparisons in the second half of 2000. This increases the risk of not meeting investor expectations while demand for most products and services is slowing.

  Despite the volatility in the first half of the year, the best performing sectors in the market included Technology, with Healthcare and Utilities also experiencing strong results. The strongest performing sector in the Eastcliff Growth Fund was Healthcare. Our strong stock selection within Healthcare was additive to results with companies like American Home Products and Pfizer appreciating nearly 50% so far this year. Many of the best performing stocks in the Fund again came from the Technology sector with companies like Intel, Oracle, JDS Uniphase and Brocade Communications appreciating more then 50% for the first six months of the year. While consumer companies have performed poorly, and detracted from absolute returns, the Fund is underweight in this sector.

  As of July 27, 2000, your Board of Directors declared a distribution of $0.3333 per share from net short-term gains and $0.81504 per share from net long-term gains, payable July 28, 2000, to shareholders of record on July 26, 2000.

  We are optimistic about the equity markets long-term prospects, but we remain vigilant in examining whether the companies we own can adjust to a period of slower GDP growth and maintain profit momentum. Managing this transition in the context of higher valuations will be the key to generating superior investment performance in the second half of 2000. We appreciate all of your support and interest in the Fund and look forward to providing each of our shareholders with favorable investment returns over the long term.

                                        Respectfully submitted,

                                        /s/ Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                             Eastcliff Growth Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2000

  For the first half of the fiscal year, the Fund achieved a strong return of 18.5%. While modestly behind the Russell 1000 Growth, the gain substantially exceeded the S&P 500 return of 7.7%. After a dip in the September quarter, investor enthusiasm for technology stocks propelled a jump in the December quarter where the Fund increased 27.2%.

  Your portfolio benefited from major increases in Tellabs, Nokia, America Online and Oracle in Technology. CBS and Clear Channel achieved substantial gains in the media sector. Some of the retailers and financials such as Staples and Fannie Mae underperformed despite good earnings reports.

  For the three months ending June 30, 2000, the market retreated as investors showed concern over rising interest rates, slowing GDP growth and high valuations. Market returns were led by a different group of stocks than in the first quarter. While technology companies dominated the first quarter of 2000, the most recent period saw "Old Economy" sectors like Healthcare and Utilities perform strongly.

  For the quarter and on a year to date basis, Healthcare has performed strongly. Our strong stock selection has been modestly offset by the Fund's underweight exposure in healthcare issues. While technology companies underperformed in the second quarter, they are still performing well on a year-to-date basis. The Eastcliff Growth Fund is market weight in technology companies, but our focus on infrastructure and wireless companies has proven to be additive to returns. We are optimistic about the equity markets long-term prospects, but we remain vigilant in examining whether the companies we own can adjust to a period of slower GDP growth and maintain profit momentum. Managing this transition in the context of higher valuations will be the key to generating superior investment performance in the second half of 2000.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF GROWTH FUND,
        RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK INDEX

 DATE           EASTCLIFF           RUSSELL 1000         STANDARD & POOR'S 500
               GROWTH FUND       GROWTH INDEX**<F10>       STOCK INDEX*<F9>
 7/1/95*<F8>      10,000               10,000                   10,000
 6/30/96          12,560               12,781                   12,620
 6/30/97          13,916               16,787                   16,999
 6/30/98          18,634               22,058                   22,150
 6/30/99          20,162               28,079                   27,200
 6/30/00          24,699               35,296                   29,158

*<F8>  inception date

           Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year
                           +22.5%              +19.8%

   *<F9> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
 **<F10> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                             Eastcliff Growth Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2000

SHARES OR
PRINCIPAL                                                           MARKET
 AMOUNT                                                 COST         VALUE
 ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 97.1% (A)<F12>

COMMON STOCKS -- 97.1% (A)<F12>

CAPITAL GOODS SECTOR -- 7.3%
----------------------------

            ELECTRICAL EQUIPMENT -- 4.4%
   5,300    General Electric Co.                    $   192,562   $   280,900
   1,700    SCI Systems, Inc.*<F11>                      61,302        66,619
   4,400    Solectron Corp.*<F11>                       151,078       184,250
                                                    -----------   -----------
                                                        404,942       531,769

            MANUFACTURER-DIVERSE -- 2.9%
   7,400    Tyco International Ltd.                     294,850       350,575

COMMUNICATION SERVICES SECTOR -- 4.1%
-------------------------------------

            TELECOMMUNICATION-CELLULAR -- 1.2%
   2,400    Nextel Communications, Inc.*<F11>           127,809       146,850

            TELECOMMUNICATION-LONG DISTANCE -- 2.9%
   4,700    Vodafone AirTouch
              PLC SP ADR                                170,365       194,756
   3,400    WorldCom, Inc.*<F11> (formerly
              MCI WorldCom Inc.)                         95,170       155,975
                                                    -----------   -----------
                                                        265,535       350,731

CONSUMER CYCLICALS SECTOR -- 4.0%
---------------------------------

            RETAIL-BUILDING SUPPLIES -- 3.3%
   5,000    The Home Depot, Inc.                         56,388       249,687
   3,600    Lowe's Companies, Inc.                      159,066       147,825
                                                    -----------   -----------
                                                        215,454       397,512

            RETAIL-GENERAL MERCHANTS -- 0.7%
   1,400    Wal-Mart Stores, Inc.                        41,977        80,675

CONSUMER STAPLES SECTOR -- 11.1%
--------------------------------

            BROADCAST MEDIA -- 3.8%
   3,600    AMFM Inc.*<F11>                             199,396       248,400
   2,785    Clear Channel
              Communications, Inc.*<F11>                142,109       208,875
                                                    -----------   -----------
                                                        341,505       457,275

            ENTERTAINMENT -- 5.2%
   1,400    Gemstar International
              Group Ltd.*<F11>                           64,182        86,034
   2,500    Time Warner Inc.                            159,751       190,000
   5,299    Viacom Inc. Series B*<F11>                  136,364       361,326
                                                    -----------   -----------
                                                        360,297       637,360

            RETAIL-DRUG STORES -- 2.1%
   6,400    CVS Corp.                                   234,547       256,000

ENERGY SECTOR -- 2.7%
---------------------

            OIL & GAS-DRILLING & EQUIPMENT -- 2.7%
   3,200    Halliburton Co.                             130,067       151,000
   5,000    Santa Fe International Corp.                172,166       174,687
                                                    -----------   -----------
                                                        302,233       325,687

FINANCIALS SECTOR -- 5.5%
-------------------------

            CONSUMER FINANCE -- 3.2%
   6,200    MBNA Corp.                                   41,229       168,175
   2,400    Providian Financial Corp.                   180,054       216,000
                                                    -----------   -----------
                                                        221,283       384,175

            FINANCIAL-DIVERSE -- 1.2%
   2,900    Fannie Mae                                  173,204       151,344

            INVESTMENT BANKS/BROKERS -- 1.1%
   4,000    Charles Schwab Corp.*<F11>                  100,440       134,500

HEALTHCARE SECTOR -- 8.5%
-------------------------

            BIOTECHNOLOGY -- 0.8%
     600    Genentech, Inc.*<F11>                        59,094       103,200

            DIVERSE -- 4.0%
   2,100    American Home
              Products Corp.                            120,477       123,375
   7,700    Pfizer Inc.                                 269,096       369,600
                                                    -----------   -----------
                                                        389,573       492,975

            DRUGS MAJOR -- 1.7%
   3,900    Pharmacia Corp.                             221,803       201,581

            MEDICAL PRODUCTS & SUPPLIES -- 2.0%
   4,900    Medtronic, Inc.                             172,713       244,081

TECHNOLOGY SECTOR -- 45.7%
--------------------------

            COMMUNICATION-EQUIPMENT -- 11.3%
   1,200    Applied Micro Circuits Corp.*<F11>          115,672       118,500
   2,600    Comverse Technology, Inc.*<F11>              99,969       241,800
     600    Corning Inc.                                101,423       161,925
   3,600    Lucent Technologies Inc.                    201,274       213,300
   6,300    Nokia Corp. "A" ADR                         148,609       314,606
   3,800    Nortel Networks Corp.                       180,777       259,350
     900    Tellabs, Inc.*<F11>                          14,841        61,594
                                                    -----------   -----------
                                                        862,565     1,371,075

            COMPUTER HARDWARE -- 1.9%
   2,600    Sun Microsystems, Inc.*<F11>                117,178       236,438

            COMPUTER SOFTWARE/SERVICES -- 11.2%
   1,700    Amdocs Limited*<F11>                        137,432       130,475
   3,600    America Online, Inc.*<F11>                  179,462       189,900
   1,600    BEA Systems, Inc.*<F11>                      63,709        79,100
   1,400    Exodus Communications*<F11>                  58,156        64,487
   6,200    Microsoft Corp.*<F11>                       225,611       496,000
   3,200    Oracle Corp.*<F11>                           75,083       269,000
     700    VERITAS Software Corp.*<F11>                 70,292        79,111
     400    Yahoo! Inc.*<F11>                            52,080        49,550
                                                    -----------   -----------
                                                        861,825     1,357,623

            COMPUTERS-NETWORKING -- 5.3%
  10,100    Cisco Systems Inc.*<F11>                     29,248       641,981

            COMPUTERS-PERIPHERAL -- 3.0%
     500    Brocade Communications
              Systems, Inc.*<F11>                        72,937        91,742
   3,500    EMC Corp. (Mass.)*<F11>                     149,712       269,281
                                                    -----------   -----------
                                                        222,649       361,023

            ELECTRONICS-SEMICONDUCTORS -- 10.5%
   3,100    Flextronics International Ltd.*<F11>        140,666       212,931
   3,000    Intel Corp.                                 172,795       401,063
   1,200    JDS Uniphase Corp.*<F11>                     24,788       143,850
   3,100    Linear Technology Corp.                     102,519       198,206
   3,200    Texas Instruments Inc.                      151,087       219,800
   1,400    Vitesse Semiconductor
              Corp.*<F11>                                85,814       102,988
                                                    -----------   -----------
                                                        677,669     1,278,838

            EQUIPMENT-SEMICONDUCTORS -- 1.0%
   3,300    Lam Research Corp.*<F11>                    127,084       123,750

            SERVICES-DATA PROCESSING -- 1.5%
   4,200    Fiserv, Inc.*<F11>                           78,465       181,650

TRANSPORTATION SECTOR -- 1.3%
-----------------------------

            RAILROADS -- 1.3%
   1,800    Kansas City Southern
              Industries, Inc.                           82,997       159,638

UTILITIES SECTOR -- 6.9%
------------------------

            NATURAL GAS -- 2.7%
   5,100    Enron Corp.                                 208,608       328,950

            POWER PRODUCERS-INDEPENDENT -- 4.2%
  11,100    AES Corp.*<F11>                             323,851       506,438
                                                    -----------   -----------
                Total common stocks                   7,519,398    11,793,694
                                                    -----------   -----------
                Total long-term
                  investments                         7,519,398    11,793,694

SHORT-TERM INVESTMENTS -- 3.1% (A)<F12>
            VARIABLE RATE DEMAND NOTE
$376,651    Firstar Bank U.S.A., N.A.                   376,651       376,651
                                                    -----------   -----------
                Total short-term
                  investments                           376,651       376,651
                                                    -----------   -----------
                Total investments                   $ 7,896,049    12,170,345
                                                    -----------
                                                    -----------
            Liabilities, less cash and
              receivables (0.2%) (A)<F12>                             (18,939)
                                                                  -----------
                Net Assets                                        $12,151,406
                                                                  -----------
                                                                  -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($12,151,406 / 1,045,644
                  shares outstanding)                             $     11.62
                                                                  -----------
                                                                  -----------
  *<F11>   Non-income producing security.
(a)<F12>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             Eastcliff Growth Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2000

INCOME:
     Dividends                                                   $     49,178
     Interest                                                          65,765
                                                                 ------------
          Total income                                                114,943
                                                                 ------------

EXPENSES:
     Management fees                                                  180,988
     Administrative services                                           34,162
     Professional fees                                                 21,190
     Transfer agent fees                                               13,888
     Custodian fees                                                    12,523
     Amortization of organizational expenses                            6,301
     Registration fees                                                  2,595
     Printing and postage expense                                       2,008
     Board of Directors fees                                              750
     Other expenses                                                     3,002
                                                                 ------------
          Total expenses before reimbursement                         277,407
     Less expenses assumed by adviser                                 (44,949)
                                                                 ------------
          Net expenses                                                232,458
                                                                 ------------
NET INVESTMENT LOSS                                                  (117,515)
                                                                 ------------
NET REALIZED GAIN ON INVESTMENTS                                   11,691,677
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (10,029,788)
                                                                 ------------
NET GAIN ON INVESTMENTS                                             1,661,889
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  1,544,374
                                                                 ------------
                                                                 ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2000 and June 30, 1999

                                                         2000          1999
                                                       --------      --------
OPERATIONS:
   Net investment loss                                $  (117,515) $  (338,893)
   Net realized gain on investments                    11,691,677    6,333,970
   Net decrease in unrealized appreciation
     on investments                                   (10,029,788)  (3,348,005)
                                                      -----------  -----------
       Net increase in net assets
         resulting from operations                      1,544,374    2,647,072
                                                      -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($6.42145
     and $3.2244 per share, respectively)             (10,647,441) (10,153,275)
                                                      -----------  -----------
       Total distributions                            (10,647,441)*(10,153,275)
                                                             <F13>
                                                      -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (123,334 and
     119,876 shares, respectively)                      1,461,530    1,729,497
   Net asset value of shares issued in distributions
     (211,309 and 704,428 shares, respectively)         2,339,526    9,744,911
   Cost of shares redeemed (2,069,732 and 1,214,807
     shares, respectively)                            (25,920,439) (17,188,048)
                                                      -----------  -----------
       Net decrease in net assets derived from
         Fund share activities                        (22,119,383)  (5,713,640)
                                                      -----------  -----------
       TOTAL DECREASE                                 (31,222,450) (13,219,843)
NET ASSETS AT THE BEGINNING OF THE YEAR                43,373,856   56,593,699
                                                      -----------  -----------
NET ASSETS AT THE END OF THE YEAR                     $12,151,406  $43,373,856
                                                      -----------  -----------
                                                      -----------  -----------
*<F13>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                             Eastcliff Growth Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                      FOR THE YEARS ENDED JUNE 30,
                                                                        -------------------------------------------------------
                                                                         2000        1999        1998        1997         1996
                                                                        ------      ------      ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $15.60      $17.85       $13.92      $12.56       $10.00
Income from investment operations:
     Net investment loss (a)<F14>                                       (0.08)      (0.18)       (0.15)      (0.14)       (0.08)
     Net realized and unrealized gains on investments                    2.52        1.15         4.71        1.50         2.64
                                                                       ------      ------       ------      ------       ------
Total from investment operations                                         2.44        0.97         4.56        1.36         2.56

Less distributions:
     Dividend from net investment income                                   --          --           --          --           --
     Distributions from net realized gains                              (6.42)      (3.22)       (0.63)         --           --
                                                                       ------      ------       ------      ------       ------
Total from distributions                                                (6.42)      (3.22)       (0.63)         --           --
                                                                       ------      ------       ------      ------       ------
Net asset value, end of period                                         $11.62      $15.60       $17.85      $13.92       $12.56
                                                                       ------      ------       ------      ------       ------
                                                                       ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                                                 22.5%        8.0%        33.9%       10.8%        25.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                 12,151      43,374       56,594      46,389       46,193
Ratio of expenses (after reimbursement)
  to average net assets (b)<F15>                                         1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment loss to average net assets (c)<F16>             (0.7%)      (0.7%)       (0.9%)      (1.0%)       (0.8%)
Portfolio turnover rate                                                123.9%       86.3%        93.3%       54.3%        40.3%

(a)<F14> In 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F15> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2000, 1997 and 1996, 1.5%, 1.3% and 1.4%, respectively.
(c)<F16> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2000, 1997 and 1996, (0.9%), (1.0%) and (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund

                                                                   July 28, 2000

Dear Shareholder:

  Before reviewing our performance in detail, it is useful to review the market activity of late 1999 and the first half of 2000. Market speculation in the second half of 1999 and into the first quarter of 2000 reached excesses not seen in some time. This was particularly pronounced in technology and biotechnology stocks. Hot-money keyed on revenue momentum and stock price momentum to drive stocks higher, with little regard given to the underlying sustainability of business models (i.e. potential to produce profits) or stock price valuation.

  Subsequently, the market went into a significant two and one half month correction with the NASDAQ Composite Index declining 37%. This setback, while painful, served to lessen the amount of speculation that had been fueling performance. The market rebounded in June, setting the stage, we believe, for a more balanced market environment for the remainder of 2000. The market has broadened as seen in healthcare and energy stocks, which led second quarter performance in the small and mid-cap growth area. Valuations also seem more reasonable with many of the prior stock market leaders, including unprofitable dot-coms, failing to fully recover the share price lost during the correction.

  As part of our portfolio strategy during this corrective phase, we lightened up on technology holdings. As we became more confident that the worst of the correction was behind us, we opportunistically upgraded the quality of our portfolios with a particular focus on boosting our technology exposure. We purchased many industry-leading growth companies where valuations had become more attractive. We significantly boosted our telecommunications sector exposure given the strong global capital spending cycle, which is being fueled by demand for wireless services and broadband access. New technology investments in the Eastcliff Emerging Growth Fund included Digital Lightwave, ECtel Ltd, NetIQ, Nova Measuring and Pixelworks.

  For the quarter, the Fund declined 6.3% compared with a loss of 7.4% for the Russell 2000 Growth benchmark. Since inception on September 30, 1999, the Fund has risen 29.2% versus a rise of 35.0% for the Russell 2000 Growth. While this has been a most challenging year in the market, we are pleased that we have outperformed of late. This reflects numerous new investments that proved to be winning stocks and improving market breadth. We are very comfortable with the valuations in our market and believe this rebound has significant upside potential. We believe recent market trends favor our research-intense, diversified investment management approach.

  Thank you for your continued support.

                                    Sincerely,

                                    /s/ Gail M. Knappenberger

                                    Gail M. Knappenberger
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                         Eastcliff Emerging Growth Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2000

  The Emerging Growth Fund commenced trading on September 30, 1999. During the Fund's first six months of operations, the market was driven by speculation, volatility and narrow leadership within the technology and biotechnology sectors. The quarter ended June 30, 2000 began with a two and one half month correction and the NASDAQ declining 37%. The market then rebounded in June which set the stage, we believe, for a more balanced market environment for the
remainder of 2000.   Since inception, the Fund has underperformed the Russell
2000 Growth Index slightly, rising 29.2% versus a gain of 35% for the Index. We believe that the re-balancing of the Russell 2000 Growth Index on June 30 combined with the broader market environment will favor our research-intense, diversified management approach.

  In the last quarter, we lightened up on our technology holdings until we became more confident that the worst of the correction was over. We then opportunistically upgraded the quality of the Fund with a particular focus on boosting our technology exposure. We significantly boosted our telecommunications sector exposure given the strong global capital spending cycle, which is being fueled by demand for wireless services and broadband access. New investments in the Fund included Digital Lightwave, ECTEL Ltd,
NetIQ, Nova Measuring, Pixelworks, and Tollgrade Communications.   Technology,
healthcare, and consumer services continue to represent the largest area of investment in the Fund. We continue to believe that current market conditions will favor the small cap investor and our investment style.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF EMERGING GROWTH FUND AND RUSSELL 2000 GROWTH INDEX

 DATE          EASTCLIFF EMERGING GROWTH FUND   RUSSELL 2000 GROWTH INDEX*<F18>
 9/30/99*<F17>             10,000                           10,000
 12/31/99                  12,992                           13,339
 3/31/00                   13,791                           14,577
 6/30/00                   12,921                           13,503

*<F17>  inception date 9/30/99

           Past performance is not predictive of future performance.

                                  TOTAL RETURN

                            Since inception 9/30/99
                                     29.2%

  *<F18> Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                         Eastcliff Emerging Growth Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2000

SHARES OR
PRINCIPAL                                                           MARKET
 AMOUNT                                                 COST         VALUE
 ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 99.0% (A)<F20>

COMMON STOCKS -- 99.0% (A)<F20>

BASIC MATERIALS SECTOR -- 1.5%
------------------------------

            IRON & STEEL -- 1.5%
   8,000    NS Group, Inc.*<F19>                     $  111,417   $   167,500

CAPITAL GOODS SECTOR -- 3.0%
----------------------------

            CONTAINERS-METAL/GLASS -- 1.6%
   8,500    Mobile Mini, Inc.*<F19>                     168,044       187,531

            ELECTRICAL EQUIPMENT -- 1.4%
   8,000    Manufacturers' Services Ltd.*<F19>          150,285       164,500

COMMUNICATION SERVICES SECTOR -- 2.8%
-------------------------------------

            TELEPHONE -- 2.8%
   2,450    Tollgrade Communications
              Inc.*<F19>                                155,816       324,625

CONSUMER CYCLICALS SECTOR -- 13.2%
----------------------------------

            BUILDING MATERIALS -- 2.3%
   5,200    Trex Company, Inc.*<F19>                    133,538       260,000

            PUBLISHING -- 1.1%
   3,600    Penton Media, Inc.                           54,827       126,000

            RETAIL-COMPUTERS & ELECTRONICS -- 3.1%
   4,450    Tweeter Home Entertainment
              Group, Inc.*<F19>                         153,907       135,169
   8,150    Ultimate Electronics, Inc.*<F19>            153,134       218,394
                                                     ----------   -----------
                                                        307,041       353,563

            RETAIL-DISCOUNTERS -- 1.4%
   8,550    Family Dollar Stores, Inc.                  173,747       167,259

            SERVICES-COMMERCIAL & CONSUMER -- 5.3%
   7,500    The Corporate Executive
              Board Co.*<F19>                           336,176       449,063
   6,850    NCO Group, Inc.*<F19>                       257,081       158,406
                                                     ----------   -----------
                                                        593,257       607,469

CONSUMER STAPLES SECTOR -- 8.7%
-------------------------------

            BROADCAST MEDIA -- 4.8%
   3,500    Citadel Communications
              Corp.*<F19>                               124,025       122,281
   4,600    Emmis Communications
              Corp.*<F19>                               199,813       190,325
   6,400    Radio One, Inc. Cl D*<F19>                  145,683       141,200
   3,200    Radio One, Inc.*<F19>                        72,842        94,600
                                                     ----------   -----------
                                                        542,363       548,406

            HOUSEHOLD PRODUCTS -- 1.0%
   7,800    Koala Corp.*<F19>                           120,712       110,175

            RESTAURANTS -- 2.9%
  11,200    Panera Bread Co.*<F19>                      114,908       113,400
   6,800    P.F. Chang's China
              Bistro, Inc.*<F19>                        153,300       217,175
                                                     ----------   -----------
                                                        268,208       330,575

ENERGY SECTOR -- 7.2%
---------------------

            OIL & GAS-DRILLING & EQUIPMENT -- 5.8%
   3,850    CARBO Ceramics Inc.                         110,206       135,231
   7,000    Global Industries, Ltd.*<F19>               104,125       132,125
   9,200    Marine Drilling
              Companies, Inc.*<F19>                     253,457       257,600
   3,800    Precision Drilling Corp.*<F19>              122,466       146,775
                                                     ----------   -----------
                                                        590,254       671,731

            OIL-EXPLORATION & PRODUCTS -- 1.4%
   5,750    Patterson Energy, Inc.*<F19>                165,490       163,875

FINANCIALS SECTOR -- 1.8%
-------------------------

            BANKS-MAJOR REGIONAL -- 1.8%
   5,000    Silicon Valley Bancshares*<F19>             118,444       213,125

HEALTHCARE SECTOR -- 16.4%
--------------------------

            DRUGS MAJOR -- 7.6%
   2,250    Emisphere Technologies,
              Inc.*<F19>                                139,298        95,871
  15,250    First Horizon
              Pharmaceutical Corp.*<F19>                131,594       148,688
   7,900    Jones Pharma Inc.                           223,263       315,506
   5,500    Medicis Pharmaceutical
              Corp.*<F19>                               233,400       313,500
                                                     ----------   -----------
                                                        727,555       873,565

            MEDICAL PRODUCTS & SUPPLIES -- 7.1%
  10,200    CIMA Labs Inc.*<F19>                        199,849       206,550
   7,250    SurModics, Inc.*<F19>                       212,197       188,500
   6,700    Sybron International Corp.*<F19>            188,206       132,744
   5,900    Zoll Medical Corp.*<F19>                    263,186       289,100
                                                     ----------   -----------
                                                        863,438       816,894

            SPECIALIZED SERVICES -- 1.7%
   3,550    Albany Molecular
              Research, Inc.*<F19>                      174,394       193,253

TECHNOLOGY SECTOR -- 44.4%
--------------------------

            COMMUNICATION-EQUIPMENT -- 9.6%
   3,550    Digital Lightwave, Inc.*<F19>               207,377       356,997
   1,900    Ditech Communications*<F19>                 155,837       179,669
   7,200    ECtel Ltd.*<F19>                            169,884       165,600
   2,550    Stanford Microdevices, Inc.*<F19>            38,026       110,765
   5,950    Tekelec*<F19>                               246,748       286,716
                                                     ----------   -----------
                                                        817,872     1,099,747

            COMPUTER SOFTWARE/SERVICES -- 16.4%
   4,700    Adept Technology, Inc.*<F19>                100,746       219,725
   7,400    Advent Software, Inc.*<F19>                 218,421       477,300
  10,450    Blue Wave Systems Inc.*<F19>                135,133       107,766
  11,500    The InterCept Group*<F19>                   207,246       195,500
   2,350    NetIQ Corp.*<F19>                           108,394       140,119
   5,150    Peregrine Systems, Inc.*<F19>               108,955       178,640
   5,000    RadiSys Corp.*<F19>                         230,166       283,750
  11,700    Radyne ComStream Inc.*<F19>                 125,061       169,650
   3,200    TTI Team Telecom
              International Ltd.*<F19>                  112,461       115,200
                                                     ----------   -----------
                                                      1,346,583     1,887,650

            ELECTRONICS-INSTRUMENTS -- 2.8%
   2,500    Methode Electronics, Inc.                   107,812        96,562
  14,250    Nova Measuring
              Instruments Ltd.*<F19>                    213,327       228,891
                                                     ----------   -----------
                                                        321,139       325,453

            ELECTRONICS-SEMICONDUCTORS -- 9.9%
   8,650    ACT Manufacturing, Inc.*<F19>               313,059       401,684
   3,275    ANADIGICS, Inc.*<F19>                       117,016       111,555
   3,200    Flextronics International Ltd.*<F19>        211,800       219,800
   6,650    Pixelworks, Inc.*<F19>                       79,197       151,288
   3,250    Semtech Corp.*<F19>                         132,950       248,574
                                                     ----------   -----------
                                                        854,022     1,132,901

            SERVICES-COMPUTER SYSTEMS -- 0.6%
   6,750    CareScience, Inc.*<F19>                      75,469        71,297

            SERVICES-DATA PROCESSING -- 5.1%
   5,000    Fiserv, Inc.*<F19>                          146,138       216,250
   7,450    National Computer
              Systems, Inc.                             294,960       366,912
                                                     ----------   -----------
                                                        441,098       583,162
                                                     ----------   -----------
                Total common stocks                   9,275,013    11,380,256
                                                     ----------   -----------
                Total long-term
                  investments                         9,275,013    11,380,256

SHORT-TERM INVESTMENTS -- 1.9% (A)<F20>

            VARIABLE RATE DEMAND NOTE
$212,936    Firstar Bank U.S.A., N.A.                   212,936       212,936
                                                     ----------   -----------
                Total short-term
                  investments                           212,936       212,936
                                                     ----------   -----------
                Total investments                    $9,487,949    11,593,192
                                                     ----------
                                                     ----------
            Liabilities, less cash and
              receivables (0.9%) (A)<F20>                            (102,320)
                                                                  -----------
                Net Assets                                        $11,490,872
                                                                  -----------
                                                                  -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($11,490,872 / 899,770
                  shares outstanding)                             $     12.77
                                                                  -----------
                                                                  -----------

  *<F19>   Non-income producing security.
(a)<F20>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                            STATEMENT OF OPERATIONS
      For the Period from September 30, 1999 (commencement of operations)
                                to June 30, 2000

INCOME:
   Dividends                                                       $    2,765
   Interest                                                            29,055
                                                                   ----------
       Total income                                                    31,820
                                                                   ----------

EXPENSES:
   Management fees                                                     64,153
   Administrative services                                             12,831
   Professional fees                                                   11,215
   Transfer agent fees                                                  9,714
   Custodian fees                                                       6,559
   Registration fees                                                    2,857
   Board of Directors fees                                                500
   Printing and postage expense                                           441
   Other expenses                                                         760
                                                                   ----------
       Total expenses before reimbursement                            109,030
   Less expenses assumed by adviser                                   (25,631)
                                                                   ----------
       Net expenses                                                    83,399
                                                                   ----------
NET INVESTMENT LOSS                                                   (51,579)
                                                                   ----------
NET REALIZED LOSS ON INVESTMENTS                                     (503,509)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              2,105,243
                                                                   ----------
NET GAIN ON INVESTMENTS                                             1,601,734
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,550,155
                                                                   ----------
                                                                   ----------

  The accompanying notes to financial statements are an integral part of this statement.

                         Eastcliff Emerging Growth Fund
                       STATEMENT OF CHANGES INNET ASSETS
      For the Period from September 30, 1999 (commencement of operations)
                                to June 30, 2000

OPERATIONS:
  Net investment loss                                        $   (51,579)
  Net realized loss on investments                              (503,509)
  Net increase in unrealized appreciation on investments       2,105,243
                                                             -----------
     Net increase in net assets resulting from operations      1,550,155
                                                             -----------

DISTRIBUTION TO SHAREHOLDERS:
  Distribution from net realized gains ($0.14382 per share)      (83,872)
                                                             -----------
     Total distribution                                          (83,872)*<F21>
                                                             -----------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (893,736 shares)                 9,951,196
  Net asset value of shares issued in
    distribution (6,669 shares)                                   80,901
  Cost of shares redeemed (635 shares)                            (7,508)
                                                             -----------
     Net increase in net assets derived
       from Fund share activities                             10,024,589
                                                             -----------
     TOTAL INCREASE                                           11,490,872
NET ASSETS AT THE BEGINNING OF THE PERIOD                             --
                                                             -----------
NET ASSETS AT THE END OF THE PERIOD                          $11,490,872
                                                             -----------
                                                             -----------
*<F21>  See Note 8.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout the period)

                                                        FOR THE PERIOD FROM
                                                    SEPTEMBER 30, 1999+<F22> TO
                                                           JUNE 30, 2000
                                                    ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $10.00
Income from investment operations:
  Net investment loss                                            (0.06)
  Net realized and unrealized gains on investments                2.97
                                                                ------
Total from investment operations                                  2.91

Less distributions:
  Dividend from net investment income                               --
  Distribution from net realized gains                           (0.14)
                                                                ------
Total from distributions                                         (0.14)
                                                                ------
Net asset value, end of period                                  $12.77
                                                                ------
                                                                ------

TOTAL INVESTMENT RETURN                                          29.2%*<F23>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                          11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F25>                                  1.3%(a)<F24>
Ratio of net investment loss
  to average net assets (c)<F26>                                 (0.8%)(a)<F24>
Portfolio turnover rate                                          91.5%

  +<F22>   Commencement of operations.
  *<F23>   Not annualized.
(a)<F24>   Annualized.
(b)<F25> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.7%(a)<F24>.
(c)<F26> If the Fund had paid all of its expenses, the ratio would have been (1.2%)(a)<F24>.

  The accompanying notes to financial statements are an integral part of these statements.

                               Eastcliff Regional
                              Small Capitalization
                                   Value Fund

                                                                   July 28, 2000

Dear Shareholder:

  The small cap value investment arena has not been under assault for our entire career. It just seems that way. Since the spring of 1998, with only brief reprieves, the environment for the value investor and small cap value in particular has been as challenging as any we can recall for at least several decades. When asked when will this change, honesty causes us to reply--we don't know. When negative attitudes towards this sector have lifted in the past, it has produced excellent results with a relatively low risk profile. It is our belief in this truism that compels us to spend each day researching and selecting/buying for your portfolio those companies that we believe reflect the best balance of reward and valuation.

  While stock market valuations of companies we own in your portfolio will at times not be reflective of the value we as analysts see in the company, we are encouraged as a number of our portfolio companies have been taken over by the strategic buyers at handsome premiums to the market price.

  So far this year, four companies in your portfolio have been taken private or acquired by strategic buyers including Justin Industries where Warren Buffet is the buyer.

  In a prior comment to you we stated that while it may be obvious_all previous "new economies" eventually become "old economies," and in those transitions, a tremendous amount of money was made and lost. The fourth quarter of 1999 and the first quarter of 2000 spoke of money made. This past quarter saw many investors deal with losses sustained through new economy investments as the B2C and B2B companies are having to contend with P2P i.e. path to profitability. The battle continues.

  As of July 27, 2000, your Board of Directors declared a dividend of $0.00532 per share from net investment income, payable July 28, 2000, to shareholders of record on July 26, 2000.

  Sincerely,

   /s/ Richard W. Jensen    /s/ Elizabeth M. Lilly     /s/ Richard J. Rinkoff

   Richard W. Jensen        Elizabeth M. Lilly         Richard J. Rinkoff
   Portfolio Manager        Portfolio Manager          Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               Eastcliff Regional Small Capitalization Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2000

  The challenging environment that has enveloped the small cap value arena for close to two years continues. Looking at the chart below one can see how closely this portfolio had tracked since inception with the Russell 2000. This all changed beginning in the fourth quarter of 1999 when the internet/bio-technology sectors took on "bubble market" characteristics. This had an explosive impact on the Russell 2000 with the growth portion of the index rising 33.4% in the fourth quarter versus 1.5% for the value index. The first quarter of 2000 saw much more modest differences between growth and value, 9.3% versus 3.8%, a result of the bubble bursting in March of this year. In a period where the mantra was "no price is too high to pay for some stocks and no price is low enough to pay for others" the value investor suffers. We did. While the second quarter of this year was much kinder than the first, we have yet to see a return to the more normal valuation periods that preceded 1998. While the "momentum stock buyers" have frantically moved their funds from one "sure thing" to another in the hopes of making a profit, seldom to any avail, we strive to insure we remain focused. While we have built an entire portfolio on what we believe to be excellent values, deserving of higher multiples, at times it seems no one cares. However, it has always been periods of disdain that subsequently have lead to periods of excellent returns.

  At present we have thirty-seven companies represented in the portfolio with the top ten holdings currently representing 42% of the portfolio. As manager of a capital appreciation fund, we believe in investing a relatively high portion of the portfolio in a limited number of companies. We continue to follow a bottom-up strategy to investing that focuses on investing in the best companies we can find with strong managements and that are undervalued by the market.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

                   EASTCLIFF REGIONAL SMALL
 DATE             CAPITALIZATION VALUE FUND          RUSSELL 2000 INDEX*<F28>
 9/16/96*<F27>             10,000                            10,000
 9/30/96                    9,850                            10,128
12/31/96                   10,908                            10,655
 3/31/97                   10,517                            10,104
 6/30/97                   12,251                            11,742
 9/30/97                   13,847                            13,489
12/31/97                   13,209                            13,030
 3/31/98                   14,168                            14,346
 6/30/98                   13,683                            13,672
 9/30/98                   10,387                            10,917
12/31/98                   12,698                            12,698
 3/31/99                   11,446                            12,009
 6/30/99                   13,523                            13,877
 9/30/99                   12,790                            13,000
12/31/99                   12,704                            15,397
 3/31/00                   12,048                            16,487
 6/30/00                   11,924                            15,864

*<F27>  inception date 9/16/96

           Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year         Since inception 9/16/96
                     (11.8%)                  +4.8%

  *<F28> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2000

SHARES OR
PRINCIPAL                                                           MARKET
  AMOUNT                                                COST         VALUE
  ------                                                ----         -----
LONG-TERM INVESTMENTS -- 97.3% (A)<F30>

COMMON STOCKS -- 97.3% (A)<F30>

BASIC MATERIALS SECTOR -- 13.1%
-------------------------------

            CHEMICALS-SPECIALTY -- 11.2%
  55,700    Ferro Corp.                             $ 1,266,115   $ 1,169,700
  40,700    H.B. Fuller Co.                           1,975,479     1,854,394
 110,300    Material Sciences Corp.*<F29>             1,384,696     1,103,000
                                                    -----------   -----------
                                                      4,626,290     4,127,094

            PAPER & FOREST PRODUCTS -- 1.9%
  19,200    Rayonier Inc.                               879,289       688,800

CAPITAL GOODS SECTOR -- 25.0%
-----------------------------

            AEROSPACE/DEFENSE -- 4.1%
  22,500    Alliant Techsystems Inc.*<F29>            1,242,317     1,517,344

            CONTAINERS-METAL/GLASS -- 2.5%
  52,100    U.S. Can Corp.*<F29>                        846,359       905,237

            ELECTRICAL EQUIPMENT -- 4.7%
  14,300    SPX Corp.*<F29>                             420,526     1,729,406

            MANUFACTURER-DIVERSE -- 9.4%
  53,500    Graco Inc.                                1,115,298     1,738,750
  26,000    Sames Corp.*<F29>                           910,292       409,500
 109,180    U.S. Industries, Inc.                     2,019,943     1,323,807
                                                    -----------   -----------
                                                      4,045,533     3,472,057

            MANUFACTURER-SPECIAL -- 1.3%
  24,100    Donaldson Company, Inc.                     368,049       475,975

            OFFICE EQUIPMENT & SUPPLIES -- 3.0%
  43,000    Herman Miller, Inc.                       1,092,955     1,112,625

CONSUMER CYCLICALS SECTOR -- 26.6%
----------------------------------

            AUTO PARTS & EQUIPMENT -- 1.6%
  46,600    Tower Automotive, Inc.*<F29>                639,453       582,500

            FOOTWEAR -- 3.2%
  53,800    Justin Industries, Inc.                     937,899     1,176,875

            HARDWARE & TOOLS -- 1.7%
  18,900    The Toro Co.                                610,351       622,519

            LEISURE TIME-PRODUCTS -- 4.8%
  54,700    Polaris Industries Inc.                   1,774,587     1,750,400

            PUBLISHING-NEWSPAPER -- 4.0%
  23,000    Central Newspapers, Inc.                    515,747     1,454,750

            RETAIL-DISCOUNTERS -- 2.7%
  45,500    Damark International, Inc.*<F29>            828,112       978,250

            SERVICES-ADVERTISING/MARKETING -- 6.6%
  60,300    AC Nielsen Corp.*<F29>                    1,134,599     1,326,600
  25,400    True North
              Communications Inc.                       825,353     1,117,600
                                                    -----------   -----------
                                                      1,959,952     2,444,200

            SERVICES-COMMERCIAL & CONSUMER -- 2.0%
  58,500    Regis Corp.                               1,110,707       731,250

CONSUMER STAPLES SECTOR -- 10.2%
--------------------------------

            BROADCAST MEDIA -- 1.1%
  16,800    ValueVision
              International, Inc.*<F29>                 385,363       403,200

            ENTERTAINMENT -- 2.0%
  29,800    LodgeNet Entertainment
              Corp.*<F29>                               292,914       722,650

            FOODS -- 4.2%
  88,400    International Multifoods
              Corp.                                   1,865,097     1,530,425

            HOUSEHOLD PRODUCTS -- 1.8%
  73,400    Central Garden & Pet Co.*<F29>              689,778       658,303

            RESTAURANTS -- 1.1%
  21,382    VICORP Restaurants, Inc.*<F29>              288,956       390,221

ENERGY SECTOR --3.8%
--------------------

            OIL & GAS-REFINING & MARKETING -- 2.8%
  86,200    Pennzoil-Quaker State Co.                   832,943     1,039,787

            OIL-EXPLORATION & PRODUCTS -- 1.0%
  19,700    Nuevo Energy Co.*<F29>                      386,330       371,838

FINANCIALS SECTOR -- 4.1%
-------------------------

            BANKS-MAJOR REGIONAL -- 4.1%
  58,500    TCF Financial Corp.                       1,272,251     1,502,719

HEALTHCARE SECTOR -- 3.2%
-------------------------

            MEDICAL PRODUCTS & SUPPLIES -- 3.2%
  39,400    Edwards Lifesciences Corp.*<F29>            771,720       728,900
  55,000    Rochester Medical Corp.*<F29>               824,162       460,625
                                                    -----------   -----------
                                                      1,595,882     1,189,525

TECHNOLOGY SECTOR -- 7.9%
-------------------------

            COMPUTER HARDWARE -- 2.4%
  65,000    PLATO Learning, Inc.*<F29>                  784,559       893,750

            ELECTRONICS-SEMICONDUCTORS -- 1.1%
  71,400    Aetrium Inc.*<F29>                          954,423       410,550

            SERVICES-COMPUTER SYSTEMS -- 4.4%
  43,500    Complete Business
              Solutions, Inc.*<F29>                     930,078       763,969
  19,600    MCSi Inc.*<F29>                             454,956       507,150
  38,100    Ogden Corp.*<F29>                           385,046       342,900
                                                    -----------   -----------
                                                      1,770,080     1,614,019

TRANSPORTATION SECTOR -- 3.4%
-----------------------------

            RAILROADS -- 3.4%
  36,900    GATX Corp.                                1,312,379     1,254,600
                                                    -----------   -----------
                Total common stocks                  34,329,081    35,750,869
                                                    -----------   -----------
                Total long-term
                  investments                        34,329,081    35,750,869

SHORT-TERM INVESTMENTS -- 2.4% (A)<F30>

            VARIABLE RATE DEMAND NOTE
$868,604    Firstar Bank U.S.A., N.A.                   868,604       868,604
                                                    -----------   -----------
                Total short-term
                  investments                           868,604       868,604
                                                    -----------   -----------
                Total investments                   $35,197,685    36,619,473
                                                    -----------
                                                    -----------
            Cash and receivables, less
              liabilities -- 0.3% (A)<F30>                            111,850
                                                                  -----------
                Net Assets                                        $36,731,323
                                                                  -----------
                                                                  -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($36,731,323 / 3,161,887
                  shares outstanding)                             $     11.62
                                                                  -----------
                                                                  -----------

  *<F29>   Non-income producing security.
(a)<F30>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2000

INCOME:
   Dividends                                                      $   509,213
   Interest                                                           105,816
                                                                  -----------
       Total income                                                   615,029
                                                                  -----------

EXPENSES:
   Management fees                                                    454,869
   Administrative services                                             68,994
   Professional fees                                                   18,555
   Custodian fees                                                      17,718
   Transfer agent fees                                                 17,274
   Printing and postage expense                                        10,258
   Amortization of organizational expenses                              4,974
   Registration fees                                                    4,513
   Board of Director fees                                                 750
   Other expenses                                                       8,626
                                                                  -----------
       Total expenses before reimbursement                            606,531
   Less expenses assumed by Adviser                                   (36,888)
                                                                  -----------
       Net expenses                                                   569,643
                                                                  -----------
NET INVESTMENT INCOME                                                  45,386
                                                                  -----------
NET REALIZED LOSS ON INVESTMENTS                                     (690,254)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (5,597,913)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (6,288,167)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(6,242,781)
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2000 and June 30, 1999

                                                                                                  2000                1999
                                                                                                --------            --------
OPERATIONS:
     Net investment income (loss)                                                             $    45,386         $  (118,169)
     Net realized loss on investments                                                            (690,254)           (875,261)
     Net decrease in unrealized appreciation on investments                                    (5,597,913)         (1,017,084)
                                                                                              -----------         -----------
          Net decrease in net assets resulting from operations                                 (6,242,781)         (2,010,514)
                                                                                              -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($0.09215 and $0.1144 per share, respectively)        (363,868)           (522,086)
                                                                                              -----------         -----------
          Total distributions                                                                    (363,868)*<F31>     (522,086)
                                                                                              -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (476,955 and 819,149 shares, respectively)                     5,722,593           9,853,719
     Net asset value of shares issued in distributions (27,783
       and 40,053 shares, respectively)                                                           330,895             499,462
     Cost of shares redeemed (1,394,631 and 1,389,608 shares, respectively)                   (16,525,986)        (16,148,675)
                                                                                              -----------         -----------
          Net decrease in net assets derived from Fund share activities                       (10,472,498)         (5,795,494)
                                                                                              -----------         -----------
          TOTAL DECREASE                                                                      (17,079,147)         (8,328,094)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        53,810,470          62,138,564
                                                                                              -----------         -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income of $16,682 and $0, respectively)             $36,731,323         $53,810,470
                                                                                              -----------         -----------
                                                                                              -----------         -----------

*<F31>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                            FOR THE YEARS ENDED JUNE 30,            FOR THE PERIOD FROM
                                                       --------------------------------------   SEPTEMBER 16, 1996+<F32> TO
                                                         2000           1999           1998            JUNE 30, 1997
                                                       --------       --------       --------   ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.28        $ 13.56        $ 12.23             $ 10.00
Income from investment operations:
   Net investment income (loss)                            0.01          (0.03)         (0.01)               0.02
   Net realized and unrealized (losses)
     gains on investments                                 (1.58)         (0.14)          1.43                2.23
                                                        -------        -------        -------             -------
Total from investment operations                          (1.57)         (0.17)          1.42                2.25

Less distributions:
   Dividends from net investment income                      --             --          (0.00)              (0.02)
   Distributions from net realized gains                  (0.09)         (0.11)         (0.09)                 --
                                                        -------        -------        -------             -------
Total from distributions                                  (0.09)         (0.11)         (0.09)              (0.02)
                                                        -------        -------        -------             -------
Net asset value, end of period                          $ 11.62        $ 13.28        $ 13.56             $ 12.23
                                                        -------        -------        -------             -------
                                                        -------        -------        -------             -------

TOTAL INVESTMENT RETURN                                  (11.8%)         (1.2%)         11.7%               22.5%(b)<F34>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                   36,731         53,810         62,139              29,231
Ratio of expenses (after reimbursement)
  to average net assets (c)<F35>                           1.3%           1.3%           1.3%                1.3%(a)<F33>
Ratio of net investment income (loss)
  to average net assets (d)<F36>                           0.1%          (0.2%)         (0.1%)               0.3%(a)<F33>
Portfolio turnover rate                                   57.3%          29.2%          35.5%               29.4%

   +<F32>  Commencement of operations.
 (a)<F33>  Annualized.
 (b)<F34>  Not annualized.
 (c)<F35> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ending June 30, 2000 and for the period September 16, 1996+<F32> to June 30, 1997, the ratios would have been 1.3% and 1.6%(a)<F33>, respectively.
 (d)<F36> If the Fund had paid all of its expenses for the year ending June 30, 2000 and for the period September 16, 1996+<F32> to June 30, 1997, the ratios would have been 0.1% and (0.0)%(a)<F33>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                        Eastcliff Contrarian Value Fund

                                                                   July 28, 2000

Dear Shareholder:

  Over the past twelve months, the stock market experienced heightened volatility and increased narrowness, as investors continued to focus on the hot technology and telecommunication stocks, while ignoring most others, especially in the small/mid-capitalization value sectors. The so-called "new economy" stocks dominated investors' sentiment, while the "old-economy" stocks were discarded, irrespective of their underlying strong fundamentals.

  The Eastcliff Contrarian Value Fund languished in such a narrow market environment. However, in March, we began to see the market broaden, amidst growing signs that the frenzy and high expectations surrounding the "new economy" stocks were finally abating. Given this more level playing field, the Fund posted a very strong recovery in March which is continuing.

  The abnormal undervaluation that existed for most value stocks has now set the stage for an enormous opportunity to realize significant returns. The Eastcliff Contrarian Value Fund's risk/reward ratio is extremely favorable and as attractive as we have seen it over the past 10 years. We believe the market's return to a more level playing field bodes very well for our type of value stocks. The combination of low valuation levels and improving earnings in our portfolio of companies that are restructuring their asset base, cutting costs and improving their balance sheets, should provide us with an extended period of significant outperformance over the next several years. We are looking forward to it.

  As of July 27, 2000, your Board of Directors declared a dividend of $0.0469 per share from net investment income, payable July 28, 2000, to shareholders of record on July 26, 2000

  Respectfully submitted,

   /s/ Lee C. Garcia                            /s/ Bruce D. Bottomley

   Lee C. Garcia                                Bruce D. Bottomley
   Managing Director                            Managing Director

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                        Eastcliff Contrarian Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 2000

  The Fund invests in undervalued, underperforming companies selling at a large discount to asset value and future earning power, where there is an unrecognized "jewel", or growth business, masked by underachieving low return businesses. These companies have the potential to significantly appreciate in value when highly incentivized management unlocks the earning power through asset sales, spin-offs, debt reduction, strategic acquisitions and share buybacks, leading to higher profitability and a higher stock price.

  Since a significant portion of the Fund is invested in mid-cap stocks with emphasis on the deeply undervalued basic industry and energy sectors, performance of the Fund languished or declined for most of the fiscal year as investors continued to ignore these "old economy" stocks, irrespective of their underlying strong fundamentals and management's successful restructuring efforts. Technology and telecom stocks ruled investors' sentiments in an increasingly narrow market.

  However, starting in March our portfolio began to recover, as the market began to broaden and correct its excesses. Our energy stocks led the rebound, joined by others in the consumer durable and non-durable sectors. In addition, with valuations so cheap, several of our companies attracted strategic business buyers. We had several takeovers in the past 12 months, amongst which were Eastern Enterprises, Northeast Utilities, Reynolds Metals and American National Can. All these companies had valuable "jewels" around which management could restructure the business. Our portfolio is full of such companies and we are optimistic that if the stock market will not appraise them, then business/financial buyers will.

  The current shift to a more level playing field bodes very well for our type of value stocks. Earnings, balance sheets and asset quality are slowly beginning to matter again. The combination of low valuation levels and improving earnings in our portfolio of companies that are restructuring their asset base, cutting costs and improving their balance sheets, should provide us with an extended period of significant outperformance over the next several years.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            EASTCLIFF CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

 DATE         EASTCLIFF CONTRARIAN VALUE FUND       RUSSELL MIDCAP INDEX*<F38>
12/30/97*<F37>            10,000                             10,000
12/31/97                  10,030                             10,026
 3/31/98                  10,780                             11,110
 6/30/98                  10,410                             10,942
 9/30/98                   8,611                              9,320
12/31/98                   9,121                             11,039
 3/31/99                   8,465                             10,987
 6/30/99                   9,860                             12,180
 9/30/99                   9,179                             11,134
12/31/99                   9,060                             13,053
 3/31/00                   8,986                             14,368
 6/30/00                   9,218                             13,720

*<F37>  inception date 12/30/97

           Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year        Since inception 12/30/97
                      (6.5%)                 (3.2%)

  *<F38> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 2000

SHARES OR
PRINCIPAL                                                            MARKET
  AMOUNT                                                COST          VALUE
  ------                                                ----          -----
LONG-TERM INVESTMENTS -- 97.3% (A)<F40>

COMMON STOCKS -- 97.3% (A)<F40>

BASIC MATERIALS SECTOR -- 22.1%
-------------------------------

            CHEMICALS-DIVERSE -- 7.9%
  13,600    Engelhard Corp.                          $  265,169    $  232,050
   3,600    FMC Corp.*<F39>                             212,415       208,800
                                                     ----------    ----------
                                                        477,584       440,850

            CHEMICALS-SPECIALTY -- 6.1%
  13,400    W.R. Grace & Co.*<F39>                      161,534       162,475
  12,600    Hercules Inc.                               324,237       177,187
                                                     ----------    ----------
                                                        485,771       339,662

            CONTAINERS & PACKAGING -- 3.7%
  26,100    Pactiv Corp.*<F39>                          264,294       205,537

            IRON & STEEL -- 4.4%
  14,500    AK Steel Holding Corp.                      248,325       116,000
   7,250    Allegheny Technologies, Inc.                262,700       130,500
                                                     ----------    ----------
                                                        511,025       246,500

CAPITAL GOODS SECTOR -- 14.0%
-----------------------------

            CONTAINERS-METAL/GLASS -- 3.0%
   5,200    Ball Corp.                                  165,804       167,375

            MANUFACTURER-DIVERSE -- 5.2%
  24,000    U.S. Industries, Inc.                       559,469       291,000

            WASTE MANAGEMENT -- 5.8%
  17,100    Waste Management, Inc.                      339,784       324,900

CONSUMER CYCLICALS SECTOR -- 19.1%
----------------------------------

            HARDWARE & TOOLS -- 3.1%
   7,200    The Stanley Works                           178,544       171,000

            RETAIL-APPAREL -- 3.2%
   9,600    The TJX Companies, Inc.                     193,962       180,000

            RETAIL-BUILDING SUPPLIES -- 2.7%
   3,600    American Standard
              Companies Inc.*<F39>                      160,404       147,600

            RETAIL-SPECIALTY -- 10.1%
   6,800    Footstar, Inc.*<F39>                        176,864       226,100
  32,600    Venator Group, Inc.*<F39>                   350,097       334,150
                                                     ----------    ----------
                                                        526,961       560,250

CONSUMER STAPLES SECTOR -- 5.2%
-------------------------------

            HOUSEHOLD PRODUCTS -- 5.2%
  12,500    Fort James Corp.                            308,766       289,062

ENERGY SECTOR -- 13.9%
----------------------

            OIL & GAS-DRILLING & EQUIPMENT -- 1.1%
   2,500    R&B Falcon Corp.*<F39>                       23,854        58,906

            OIL & GAS-REFINING & MARKETING -- 6.1%
   6,419    Sunoco, Inc.                                217,731       188,960
   5,300    Tosco Corp.                                 139,093       150,056
                                                     ----------    ----------
                                                        356,824       339,016

            OIL-EXPLORATION & PRODUCTS -- 6.7%
   2,572    Devon Energy Corp.                           60,188       144,515
  15,900    Ocean Energy Inc.*<F39>                     144,300       225,581
                                                     ----------    ----------
                                                        204,488       370,096

FINANCIALS SECTOR -- 4.9%
-------------------------

            FINANCIAL-DIVERSE -- 4.9%
   1,605    Alleghany Corp.*<F39>                       266,390       269,640

TECHNOLOGY SECTOR -- 2.8%
-------------------------

            ELECTRONICS-DEFENSE -- 2.8%
   8,200    Raytheon Co. Cl B                           193,447       157,850

UTILITIES SECTOR -- 15.3%
-------------------------

            ELECTRIC COMPANIES -- 6.8%
  12,100    Citizens Communications*<F39>                92,168       208,725
  11,100    Western Resources, Inc.                     360,330       172,050
                                                     ----------    ----------
                                                        452,498       380,775

            NATURAL GAS -- 8.5%
  10,300    Atmos Energy Corp.                          234,757       180,250
   4,100    Kinder Morgan, Inc.                          90,934       141,706
   5,900    ONEOK, Inc.                                 168,672       153,032
                                                     ----------    ----------
                                                        494,363       474,988
                                                     ----------    ----------
                Total common stocks                   6,164,232     5,415,007
                                                     ----------    ----------
                Total long-term
                  investments                         6,164,232     5,415,007

SHORT-TERM INVESTMENTS -- 2.5% (A)<F40>

            VARIABLE RATE DEMAND NOTE
$141,739    Firstar Bank U.S.A., N.A.                   141,739       141,739
                                                     ----------    ----------
                Total short-term
                  investments                           141,739       141,739
                                                     ----------    ----------
                Total investments                    $6,305,971     5,556,746
                                                     ----------
                                                     ----------
            Cash and receivables, less
              liabilities -- 0.2% (A)<F40>                             11,122
                                                                   ----------
                Net Assets                                         $5,567,868
                                                                   ----------
                                                                   ----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($5,567,868 / 637,272
                  shares outstanding)                              $     8.74
                                                                   ----------
                                                                   ----------

  *<F39>   Non-income producing security.
(a)<F40>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2000

INCOME:
     Dividends                                                    $   181,971
     Interest                                                          12,059
                                                                  -----------
          Total income                                                194,030
                                                                  -----------

EXPENSES:
     Management fees                                                   88,879
     Professional fees                                                 18,158
     Administrative services                                           17,776
     Transfer agent fees                                               12,691
     Custodian fees                                                     6,880
     Amortization of organizational expenses                            4,652
     Registration fees                                                  3,508
     Printing and postage expense                                       1,288
     Board of Directors fees                                              750
     Other expenses                                                     2,237
                                                                  -----------
          Total expenses before reimbursement                         156,819
     Less expenses assumed by adviser                                 (41,277)
                                                                  -----------
          Net expenses                                                115,542
                                                                  -----------
NET INVESTMENT INCOME                                                  78,488
                                                                  -----------
NET REALIZED LOSS ON INVESTMENTS                                     (945,224)
NET INCREASE IN UNREALIZED DEPRECIATION ON INVESTMENTS               (137,560)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (1,082,784)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,004,296)
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2000 and June 30, 1999

                                                                                                   2000                1999
                                                                                                   ----                ----
OPERATIONS:
   Net investment income                                                                        $    78,488         $   142,761
   Net realized loss on investments                                                                (945,224)         (1,010,104)
   Net increase in unrealized depreciation on investments                                          (137,560)           (975,472)
                                                                                                -----------         -----------
        Net decrease in net assets resulting from operations                                     (1,004,296)         (1,842,815)
                                                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.11224 and $0.07285 per share, respectively)            (132,684)           (137,368)
   Distributions from net realized gains ($0.29322 per share)                                            --            (547,599)
                                                                                                -----------         -----------
        Total distributions                                                                        (132,684)*<F41>     (684,967)
                                                                                                -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (29,961 and 360,391 shares, respectively)                            273,649           3,450,436
   Net asset value of shares issued in distributions (1,155 and 58,268 shares, respectively)          9,853             524,234
   Cost of shares redeemed (853,492 and 839,208 shares, respectively)                            (7,407,655)         (7,187,121)
                                                                                                -----------         -----------
        Net decrease in net assets derived from Fund share activities                            (7,124,153)         (3,212,451)
                                                                                                -----------         -----------
        TOTAL DECREASE                                                                           (8,261,133)         (5,740,233)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                          13,829,001          19,569,234
                                                                                                -----------         -----------
NET ASSETS AT THE END OF THE YEAR
   (including undistributed net investment income of $26,775 and $77,482, respectively)         $ 5,567,868         $13,829,001
                                                                                                -----------         -----------
                                                                                                -----------         -----------

*<F41>  See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                YEARS ENDED JUNE 30,        FOR THE PERIOD FROM
                                                                              -----------------------   DECEMBER 30, 1997+<F42> TO
                                                                                2000           1999            JUNE 30, 1998
                                                                              --------       --------      ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                           $ 9.47         $10.41              $10.00
Income from investment operations:
   Net investment income*<F43>                                                   0.08           0.09                0.04
   Net realized and unrealized (losses) gains on investments                    (0.70)         (0.66)               0.37
                                                                               ------         ------              ------
Total from investment operations                                                (0.62)         (0.57)               0.41

Less distributions:
   Dividends from net investment income                                         (0.11)         (0.07)                 --
   Distributions from net realized gains                                           --          (0.30)                 --
                                                                               ------         ------              ------
Total from distributions                                                        (0.11)         (0.37)                 --
                                                                               ------         ------              ------
Net asset value, end of period                                                 $ 8.74         $ 9.47              $10.41
                                                                               ------         ------              ------
                                                                               ------         ------              ------
TOTAL INVESTMENT RETURN                                                         (6.5%)         (5.3%)               4.1%(b)<F45>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                          5,568         13,829              19,569
Ratio of expenses (after reimbursement) to average net assets (c)<F46>           1.3%           1.3%                1.3%(a)<F44>
Ratio of net investment income to average net assets (d)<F47>                    0.9%           0.9%                0.7%(a)<F44>
Portfolio turnover rate                                                         42.5%          45.0%               13.6%

  +<F42>   Commencement of operations.
  *<F43> In 2000, net investment income per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax difference.
 (a)<F44>  Annualized.
 (b)<F45>  Not annualized.
 (c)<F46> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2000 and 1999 and for the period December 30, 1997+<F42> to June 30, 1998, 1.8%, 1.5% and
           1.5%(a)<F44>, respectively.
 (d)<F47> If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2000 and 1999 and for the period December 30, 1997+<F42> to June 30, 1998, 0.4%, 0.7% and
           0.5%(a)<F44>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                                Eastcliff Funds
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2000

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Growth Fund (the "Growth Fund"), Eastcliff Emerging Growth Fund (the "Emerging Growth Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota, Ohio and Wisconsin; and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. The cost amounts as reported on the schedule of investments for the Total Return Fund and the statements of net assets for the Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund are substantially the same for Federal income tax purposes.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Provision has not been made for Federal income taxes since the Emerging Growth Fund will elect and all other Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Regional Small Cap Fund has utilized $746,400 of capital loss carryovers in fiscal year 2000. The Contrarian Value Fund has $2,034,554 of a capital loss carryover which expires June 30, 2008. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover. The Contrarian Value Fund has utilized $1,101,950 of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations. The Emerging Growth Fund has $591,426 of post-October losses, the Regional Small Cap Fund has $1,559,400 of post-October losses and the Contrarian Value Fund has $17,562 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2001. The Growth Fund also utilized $5,327,489 of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

     (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (g) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Resource Capital Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and Contrarian Value Fund pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

          In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $25,106, $44,949, $25,631, $36,888 and $41,277 for the year ending June 30,
     2000, for the Total Return Fund, Growth Fund, Emerging Growth Fund, Regional Small Cap Fund and the Contrarian Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

          The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ending June 30, 2000, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains are distributed to shareholders. The distributions were paid on July 28, 2000, to shareholders of record on July 26, 2000.

                                                     TOTAL                        EMERGING        REGIONAL       CONTRARIAN
                                                  RETURN FUND    GROWTH FUND    GROWTH FUND    SMALL CAP FUND    VALUE FUND
                                                  -----------    -----------    -----------    --------------    ----------
     Dividend from net investment income          $       --     $       --      $      --       $  16,682        $  26,775
     $ per share                                          --             --             --         0.00532          0.04690
     Short-term gains                                 25,184        317,861             --              --               --
     $ per share                                     0.02465        0.33330             --              --               --
     Long-term capital gains                       2,318,160        777,319             --              --               --
     $ per share                                     2.26830        0.81504             --              --               --

          Shareholders will be sent a 2000 Form 1099-DIV in January, 2001 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  DEFERRED EXPENSES --

          Organizational expenses for the Regional Small Cap Fund and Contrarian Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Regional Small Cap Fund and Contrarian Value Fund over a period of five years. The unamortized organizational expenses at June 30, 2000, were $6,215 and $11,629, respectively.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended June 30, 2000, purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $10,966,505 and $15,636,508, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $21,613,369 and $53,803,892, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $17,599,298 and $7,820,775, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund, (excluding short-term securities) were $24,829,735 and $35,448,316, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $3,667,771 and $10,740,048, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of June 30, 2000, liabilities of the Funds included the following:

                                                     TOTAL                        EMERGING        REGIONAL       CONTRARIAN
                                                  RETURN FUND    GROWTH FUND    GROWTH FUND    SMALL CAP FUND    VALUE FUND
                                                  -----------    -----------    -----------    --------------    ----------
   Payable to brokers for investments purchased   $1,945,792       $287,839       $180,816      $       --       $       --
   Payable to RCA for management fees
     and deferred expenses                            20,285         10,073          8,789           7,557           16,532
   Other liabilities                                   5,251          9,857          2,637          14,748            1,483

(7)  SOURCES OF NET ASSETS --

                                                     TOTAL                        EMERGING        REGIONAL       CONTRARIAN
                                                  RETURN FUND    GROWTH FUND    GROWTH FUND    SMALL CAP FUND    VALUE FUND
                                                  -----------    -----------    -----------    --------------    ----------
As of June 30, 2000, the sources of
  net assets were as follows:
   Fund shares issued and outstanding             $ 8,001,492   $ 6,941,777    $ 9,977,055     $37,203,200      $ 8,567,278
   Net unrealized appreciation (depreciation)
     on investments                                13,873,145     4,274,296      2,105,243       1,421,788         (749,225)
   Undistributed net realized gains (losses)
     on investments                                 2,311,170       935,333       (591,426)     (1,910,347)      (2,276,960)
   Undistributed net investment income                     --            --             --          16,682           26,775
                                                  -----------   -----------    -----------     -----------      -----------
                                                  $24,185,807   $12,151,406    $11,490,872     $36,731,323      $ 5,567,868
                                                  -----------   -----------    -----------     -----------      -----------
                                                  -----------   -----------    -----------     -----------      -----------

Aggregate net unrealized appreciation (depreciation) as of June 30, 2000, consisted of the following:

   Aggregate gross unrealized appreciation        $13,883,274   $ 4,356,295    $ 2,530,246     $ 5,637,130      $   517,211
   Aggregate gross unrealized depreciation            (10,129)      (81,999)      (425,003)     (4,215,342)      (1,266,436)
                                                  -----------   -----------    -----------     -----------      -----------
       Net unrealized appreciation
          (depreciation)                          $13,873,145   $ 4,274,296    $ 2,105,243     $ 1,421,788      $  (749,225)
                                                  -----------   -----------    -----------     -----------      -----------
                                                  -----------   -----------    -----------     -----------      -----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2000, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2000. The Funds hereby designate the following amounts as long-term capital gains distributions.

     TOTAL                          EMERGING         REGIONAL       CONTRARIAN
  RETURN FUND     GROWTH FUND     GROWTH FUND     SMALL CAP FUND    VALUE FUND
  -----------     -----------     -----------     --------------    ----------
  $3,957,048      $12,499,429          --            $331,433           --

          The amounts above include $3,771,862 of earnings and profits distributed to shareholders on redemptions for the Growth Fund. For the Total Return Fund, Growth Fund, Emerging Growth Fund and Contrarian Value Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 2000, was 58%, 2%, 7% and 77%, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue                               Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

July 28, 2000

To the Shareholders and Board of Directors of Eastcliff Funds, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, of Eastcliff Total Return Fund and the statements of net assets of Eastcliff Growth Fund, Eastcliff Emerging Growth Fund, Eastcliff Regional Small Capitalization Value Fund, and Eastcliff Contrarian Value Fund (constituting Eastcliff Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

                                EASTCLIFF FUNDS
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                              1400 Peavey Building
                            730 Second Avenue South
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS

                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.

                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                         EASTCLIFF EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202